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                                                                   EXHIBIT 10.70

                              GUARANTY SUPPLEMENT



        Pursuant to a Waiver and Consent Agreement dated June 17, 1993 among Daniel E. Aykroyd, Judith Belushi Pisano, Issac B. Tigrett, and HOB Entertainment, Inc. ("Consent Agreement"), the undersigned has guaranteed payment of all royalties due to Aykroyd and Pisano ("Obligations") under the Licensing Agreement (the "Guaranty"). For valuable consideration, the undersigned agrees as follows:

        1. All capitalized terms not defined herein shall have the meanings ascribed to them in the Consent Agreement.

        2. The undersigned agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by Aykroyd and Pisano in successfully enforcing any rights under the guaranty. Notwithstanding any payment made by the undersigned on the guaranty, the undersigned shall not be entitled to be subrogated to any of the rights of Aykroyd and Pisano. The Obligations, the liability of any other party for the Obligations, or any collateral security or guarantee therefor may be accelerated, compromised, waived, surrendered or released by Aykroyd and Pisano without notice to or assent of, the undersigned, and the undersigned will remain obligated hereunder, and the Licensing Agreement, and any other documents executed and delivered in connection therewith may be amended, modified, supplemented, or terminated in whole or in part, without notice to, or assent of, the undersigned, and the undersigned will remain obligated hereunder. Aykroyd and Pisano shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder. The undersigned hereby irrevocably and unconditionally:

                (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THE GUARANTY TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE MULTNOMAH COUNTY COURT OF OREGON AND APPELLATE COURTS FROM ANY THEREOF,

                (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; AND



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                (C)     AGREES THAT THE GUARANTY SHALL BE GOVERENED BY THE LAWS
OF OREGON.

Dated this 14th day of May, 1998.

                                        HOB ENTERTAINMENT, INC.



                                        By: /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------

                                        Title: E.V.P./ Secretary
                                              --------------------------